SECOND AMENDMENT
                         TO LOAN AND SECURITY AGREEMENT


     THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Second Amendment") is entered into and effective as of April 11, 2002 by and among ZB Company, Inc., a Delaware corporation with its chief executive office located at 26610 Agoura Road, Suite 250, Calabasas, California ("Borrower"), the financial institutions from time to time party to the Loan Agreement referred to below (collectively, the "Lenders" and each individually, a "Lender"), and WELLS FARGO RETAIL FINANCE, LLC, as agent for the Lenders under the Loan Agreement (in such capacity, "Agent").

                                    RECITALS

     Borrower, Agent and the Lenders are party to a Loan and Security Agreement dated as of September 5, 2001, as amended by the First Amendment to Loan and Security Agreement dated as of October 31, 2001 (as so amended, further amended hereby and as further amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which the Lenders have agreed to make certain revolving credit advances and other financial accommodations to Borrower.

     Borrower has requested certain amendments to the Loan Agreement, including changes in the Tangible Net Worth and Effective Advance Rate covenants set forth therein, and that the Agent and Lenders grant certain waivers thereunder. The Agent and the Lenders are willing to amend the Loan Agreement and to grant such waivers on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties signatory hereto agree as follows.

        1. Definitions. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement.

        2. Amendments to the Loan Agreement.

        (a) Section 1.1 of the Loan Agreement is hereby amended

                (i) first, by inserting the following new defined term in the proper alphabetical order:

                           "Second Amendment" means the Second Amendment to Loan and Security Agreement dated as of April 11, 2002 by and among Borrower, Agent and the Lenders."

               (ii) and, second, by inserting the words ", the Second Amendment"
                  after the words "means this Agreement, the First Amendment"




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                  and before the words ", the Availability Letter of Credit" in the definition of the term "Loan Documents".

        (b) Section 7.20 of the Loan Agreement is hereby amended by deleting the first sentence of subsection (a) of such Section 7.20 in its entirety and inserting in lieu thereof the following sentence: "Fail to maintain a Tangible Net Worth of at least $14,000,000 as of April 30, 2002."

        3. Waivers.

        (a) The Lenders hereby waive the Event of Default arising under Section 2.1(a) of the Loan Agreement solely to the extent arising from the fact that the sum of the aggregate outstanding Advances plus all outstanding Stand-by Letters of Credit in an aggregate amount in excess of $1,000,000 have exceeded 90% of the product of the Cost value of Eligible Inventory multiplied by Net Retail Liquidation Value during the month of March 2002.

        (b) The Lenders hereby waive the Event of Default arising under Section 7.20(a) of the Loan Agreement solely to the extent arising from Borrower's failure to comply with the minimum Tangible Net Worth covenant in such Section 7.20(a) for the calendar months of February and March 2002.

        (c) The Lenders hereby waive the Event of Default arising under Section
7.21 of the Loan Agreement solely to the extent arising from Borrower's failure to comply with the maximum Effective Advance Rate covenants set forth in Item A of Schedule 7.21 of the Loan Agreement for the calendar months of January, February and March 2002.

        4. Conditions Precedent to Second Amendment. The satisfaction of each of the following, unless waived or deferred by Agent, in its sole discretion, shall constitute conditions precedent to the effectiveness of this Second Amendment and each and every provision hereof:

        (a) The representations and warranties in this Second Amendment, the Loan Agreement as amended by this Second Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

        (b) No Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

        (c) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against Borrower or Agent;

        (d) Agent shall have received a second amendment fee of $5000 from Borrower; and

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        (e) Agent shall have received payment in full of its out-of pocket expenses (including reasonable attorneys' fees and expenses) incurred in connection with the Loan Agreement and this Second Amendment.

        5. Representations and Warranties.   Borrower  hereby  represents  and
warrants to Agent that (a) the execution, delivery, and performance of this Second Amendment and of the Loan Agreement are within Borrower's corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, (b) this Second Amendment and the Loan Agreement constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms, and (c) this Second Amendment has been duly executed and delivered by Borrower.

        6. Choice of Law. The validity of this Second Amendment, its construction, interpretation and enforcement, and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of New York without giving effect to conflicts of laws principles.

        7. Counterparts; Telefacsimile Execution. This Second Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Second Amendment by telefacsimile shall be as effective as delivery of a manually executed counterpart of this Second Amendment. Any party delivering an executed counterpart of this Second Amendment by telefacsimile also shall deliver a manually executed counterpart of this Second Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Second Amendment.

        8. Effect on Loan Agreement. The Loan Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Second Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power, or remedy of the Agent under the Loan Agreement, as in effect prior to the date hereof.

        9. Further Assurances. Borrower shall execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Agent, and take all actions as Agent may reasonably request from time to time, to perfect and maintain the perfection and priority of the security interest in the Collateral held by Agent and to fully consummate the transactions contemplated under this Second Amendment and the Loan Agreement, as amended by this Second Amendment.

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        10. Miscellaneous.

        (a) Upon and after the effectiveness of this Second Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

        (b) The Loan Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrower to Agent.



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         IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to Loan and Security Agreement to be executed as of the date first above written.

                                    BORROWER:

                                    ZB COMPANY, INC., a Delaware corporation


                                    By: /s/ Raymond P. Springer
                                    Raymond P. Springer,
                                    Executive Vice President


                                    REQUIRED LENDERS:

                                    WELLS FARGO RETAIL FINANCE, LLC,
                                    as Agent and as a Lender


                                    By: /s/ Patrick J. Norton
                                    Patrick J. Norton
                                    Vice President


ACKNOWLEDGED:

THE RIGHT START, INC.


By: /s/ Raymond P. Springer
     Raymond P. Springer,
     Executive Vice President



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                           Acknowledgment and Consent


         Reference is made to the Participation and Intercreditor Agreement dated as of September 5, 2001 by and between Agent and Hilco Capital LP, a Delaware limited partnership ("Participant"), as amended by the Letter Agreement dated as of November 1, 2001. By its signature below, Participant acknowledges receipt of a copy of the Second Amendment and consents to the execution and delivery by Borrower, Agent and the Lenders of the Second Amendment and the execution and delivery of all other Loan Documents (as defined in the Loan Agreement as amended by the Second Amendment) to be executed in connection therewith.



                                            HILCO CAPITAL LP


                                            By: /s/ Regina Gornick
                                            Regina Gornick,
                                            Vice President